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                                                                    EXHIBIT 23.1


                         Independent Auditors' Consent
                         -----------------------------

The Board of Directors and Stockholders
CellStar Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.





                                             KPMG Peat Marwick LLP

Dallas, Texas

October 3, 1997